361 ABSOLUTE ALPHA FUND
Class A: AAFAX, Class I: AAFIX

361 MANAGED FUTURES STRATEGY FUND
Class A: AMFQX, Class I: AMFZX

361 LONG/SHORT EQUITY FUND
Class A: ALSQX, Class I: ALSZX

Each a series of the Investment Managers Series Trust

Supplement dated June 21, 2013
To the Prospectuses and Statements of Additional Information Dated March 1, 2013,

Effective July 1, 2013, IMST Distributors, LLC (“IMST Distributors”), located at Three Canal Plaza, Suite 100, Portland, Maine 04101, replaces Foreside Fund Services, LLC (“Foreside”) as Distributor to the Funds.  Accordingly, all references to Foreside in the Funds’ Prospectuses and Statements of Additional Information (“SAI”) are changed to IMST Distributors.  IMST Distributors is not affiliated with the Trust or any of its service providers.

The following “Class A Shares—Sales Charge Schedule” table replaces the table under the section titled “PURCHASE OF SHARES - Class A Shares” in the Funds’ Prospectuses.

Class A Shares—Sales Charge Schedule
Your Investment	Front-End Sales Charge As a % Of Offering Price*	Front-End Sales Charge As a % Of Net Investment	Dealer Reallowance As a % Of Offering Price
Up to $49,999	5.75%	6.10%	5.00%
$50,000-$99,999	4.75%	4.99%	4.25%
$100,000-$249,999	3.75%	3.90%	3.25%
$250,000-$499,999	2.75%	2.83%	2.25%
$500,000-$999,999	2.00%	2.04%	1.75%
$1 million or more	See below**	See below**	See below**

*	The offering price includes the sales charge.
**	See the "Large Order Net Asset Value Purchase Privilege" section on page 18.

In addition, the following replaces any inconsistent information in the section titled “MANAGEMENT OF THE FUND - Distribution Agreement” in the Funds’ SAI:

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with IMST Distributors, LLC, Three Canal Plaza, Suite 100, Portland, Maine  04101 (the “Distributor”), pursuant to which the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Funds. The Distribution Agreement provides that the Distributor shall use commercially reasonable efforts to distribute shares of the Funds. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies of, or which securities are to be purchased or sold, by the Trust. The Distributor is a registered broker-dealer and a member of FINRA.

The Distribution Agreement has an initial term of up to two years and will continue in effect with respect to a Fund only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf  of a Fund on 60 days’ written notice when authorized either by a majority vote of the Fund’s shareholders or by vote of a majority of the Board, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor's obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions (each a “Financial Institution,” and collectively, the “Financial Institutions”) for distribution of shares of the Funds. With respect to certain Financial Institutions and related Fund “supermarket” platform arrangements, the Trust and/or the Adviser, rather than the Distributor, typically enter into such agreements. These Financial Institutions may charge a fee for their services and may receive shareholder service or other fees from the Adviser and/or the Funds. These Financial Institutions may otherwise act as processing agents and are responsible for transmitting purchase, redemption and other requests to the Funds.

Please file this Supplement with your records.